[SHIP]
                             THE VANGUARD GROUP LOGO
                      VANGUARD(R) VARIABLE INSURANCE FUNDS
                          SUPPLEMENT TO THE PROSPECTUS


NEW TARGET INDEX FOR MID-CAP INDEX PORTFOLIO
The Mid-Cap Index Portfolio of Vanguard Variable Insurance Funds has begun tracking the MSCI(R) US Mid Cap 450 Index, a new target index recently developed by Morgan Stanley Capital International (MSCI). On March 28, 2003, the board of trustees of Vanguard Variable Insurance Funds approved the adoption of the new index. The board believes that the new index will do a better job of tracking mid-cap stocks of U.S. companies, the market segment targeted by the Portfolio's investment objective.
     The new index tracks the same market segment as the Portfolio's previous index, so the investment objective and risks described in the Portfolio's current prospectus have not changed. That said, the Portfolio's new target index could provide different investment returns or different levels of volatility from those of its previous index.

Additional information about the new index is available on www.vanguard.com.



















[MSCI LOGO]

The portfolio or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such portfolio or securities. For such portfolio or securities, the prospectus contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.


(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS64 052003